Neuberger Berman ETF Trust®
Neuberger Berman Global Real Estate ETF (the “Fund”)

Supplement to the Summary Prospectus and Prospectus of the Fund, dated December 18, 2023, as may be amended and supplemented

The following change applies to the Summary Prospectus and Prospectus of the Fund:

Effective immediately, the first and second sentence of the second paragraph of the “Principal Investment Strategies” section are hereby deleted in their entirety and replaced with the following:

Under normal market conditions, the Fund holds investments tied economically to at least 3 countries and invests a percentage of its net assets in securities of foreign issuers equal to at least the lesser of 30% or 5% below the percentage of foreign issuers in the FTSE EPRA NAREIT Developed Index.

The date of this supplement is June 28, 2024.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com